Exhibit 99.2

Fourth Quarter 2010 Review January 25, 2011 Speakers: Henry Meyer Jeff Weeden Exhibit 99.2

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about Key's financial condition, results of operations, earnings outlook, asset quality trends and profitability. Forward-looking statements are not historical facts but instead represent only management's current expectations and forecasts regarding future events, many of which, by their nature, are inherently uncertain and outside of Key's control. Key's actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Factors that could cause Key's actual results to differ materially from those described in the forward-looking statements can be found in Key's Annual Report on Form 10-K for the year ended December 31, 2009 and Quarterly Reports on Form 10-Q for the periods ended March 31, 2010, June 30, 2010, and September 30, 2010, which have been filed with the Securities and Exchange Commission and are available on Key's website (www.key.com) and on the Securities and Exchange Commission's website (www.sec.gov). Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management's views as of any subsequent date. Key does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FORWARD-LOOKING STATEMENT DISCLOSURE

Improved profitability in fourth quarter and full year 2010 Stronger pre-provision net revenue Credit quality continues to improve Capital and reserves remain strong Announced CEO succession plan and management changes in major businesses 4Q10 Strategic Update

Financial Summary - Fourth Quarter 2010 Capital (b) Asset Quality (a) Financial Performance (a) Metrics Income (loss) from continuing operations attributable to Key common shareholders Net interest margin (TE) Return on average total assets Tier 1 common equity (c) Tier 1 risk-based capital (c) Tangible common equity to tangible assets Book value per common share Allowance for loan losses to period-end loans Net loan charge-offs to average loans NPLs to EOP portfolio loans NPAs to EOP portfolio loans + OREO + Other NPAs Allowance for loan losses to NPLs TE = Taxable equivalent, EOP = End of Period (a) From continuing operations. (b) From consolidated operations. (c) 12-31-10 ratios are estimated. 4Q10 $.33 3.31% 1.53 9.31% 15.10 8.19 $9.52 3.20% 2.00 2.13 2.66 150.19 3Q10 $.19 3.35% .93 8.61% 14.30 8.00 $9.54 3.81% 2.69 2.67 3.48 142.64 4Q09 $(.30) 3.04% (.94) 7.50% 12.75 7.56 $9.04 4.31% 4.64 3.72 4.25 115.87

KEY Business Model KEY Metrics KEY 4Q10 Targets Action Plans Core funded Loan to deposit ratio (b) (c) 90% 90-100% Improve risk profile of loan portfolio Improve deposit mix and grow deposit base Returning to a moderate risk profile NCOs to average loans 2.00% 40-50 bps Focus on relationship clients Exit noncore portfolios Limit concentrations Focus on risk-adjusted returns Growing high quality, diverse revenue streams Net interest margin 3.31% >3.50% Improve funding mix Focus on risk-adjusted returns Growing high quality, diverse revenue streams Noninterest income to total revenue 45% >40% Leverage Key's total client solutions and cross-selling capabilities Creating positive operating leverage Keyvolution cost savings $228 million implemented $300-$375 million Improve efficiency and effectiveness Leverage technology Change cost base to more variable from fixed Executing our strategies Return on average assets 1.53% 1.00-1.25% Execute our client insight-driven relationship model Lower credit costs Improved funding mix with lower cost core deposits Keyvolution savings (a) Continuing operations, unless otherwise noted. (b) Ending balances; loans & loans HFS (excluding securitized loans) to deposits (excluding foreign branch). (c) Consolidated operations. Key's Targets for Success (a)

2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 Loans / Deposits 1.01 0.95 0.91 0.88 0.88 0.862 0.8473 Discontinued 0.06 0.06 0.07 0.05 0.05 0.056 0.056 Total Loans 1.07 1.01 0.98 0.93 0.93 0.918 0.903 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 Commercial & Industrial 23.7 21.502 19.347 18.421 17.418 16.705 16.354 CRE - Comml Mtg 11.9 10.946 10.358 10.087 10.108 9.634 9.38 CRE - Construction 5.5 5.834 5.246 4.537 3.773 3.165 2.531 Leasing 4.6 4.505 4.484 4.41 4.2 4.226 4.314 Home Equity 10.3 10.192 10.101 9.967 9.838 9.711 9.582 Other Consumer 2.9 2.932 2.965 2.964 2.973 2.997 3.006 Exit Portfolios 9.8 8.92 8.033 7.243 6.7 6.129 5.662 Total Loans 68.7 64.83 60.533 57.628 54.953 52.566 50.829 Average Deposits Home equity Leasing CRE - construction CF&A CRE - Mortgage Average Loans $ in billions Other consumer 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 Foreign Deposits DDA 12.4 13.604 14.655 14.941 15.644 15.949 16.841 NOW/Money Market 24.1 24.444 24.91 24.722 25.27 25.783 27.047 Savings 1.8 1.799 1.801 1.828 1.883 1.885 1.873 CD's < $100K 14.9 14.749 13.753 12.611 11.309 9.648 8.664 CD's > $100K 13.5 12.771 11.675 10.538 9.485 7.635 6.341 Total 66.8 67.367 66.794 64.64 63.591 60.9 60.766 CDs > $100K CDs < $100K Savings DDA NOW/MMDA $ in billions Exit portfolios Loan to Deposit Ratio (a) Continuing operations Discontinued operations (a) Ending balances; loans & loans HFS (excluding securitized loans) to deposits (excluding deposits in foreign office). Average Loans and Deposits KEY Business Model KEY Metrics KEY 4Q10 Targets Action Plans Core funded Loan to deposit ratio (a) 90% 90-100% Improve risk profile of loan portfolio Improve deposit mix and grow deposit base 98% 90% 93% 93% 92%

Nonperforming Loans Net Charge-offs & Provision for Loan Losses $ in millions 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 Nonperforming Loans 2185 2290 2187 2065 1703 1372 1068 NPLs to Period-End Loans 0.0325 0.0368 0.0372 0.0369 0.0319 0.0267 0.0213 Nonperforming loans NPLs to period-end loans $ in millions 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 Net Loan Charge-offs 502 587 708 522 435 357 256.2 NCO to Avg Loans 0.0293 0.0359 0.0464 0.0367 0.0318 0.0269 0.02 Provision for Loan Losses 823 733 756 413 228 94 -97 Net charge-offs Provision for loan losses NCOs to average loans KEY Business Model KEY Metrics KEY 4Q10 Targets Action Plans Returning to a moderate risk profile NCOs to average loans 2.00% .40-.50% Focus on relationship clients Exit noncore portfolios Limit concentrations Focus on risk-adjusted returns Allowance for Loan Losses Allowance to Nonperforming Loans CONTINUING 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 Allowance for Loan Losses 2339 2485 2534 2425 2219 1957 1604 ALL to period end loans 0.0348 0.04 0.0431 0.0434 0.0416 0.0381 0.032 Allowance for loan losses $ in millions ALLL to period-end loans CONTINUING 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 ALLL to nonperforming loans 1.07 1.0852 1.1587 1.1743 1.303 1.4264 1.502 Asset Quality

KEY Business Model KEY Metrics KEY 4Q10 Targets Action Plans Growing high quality, diverse revenue streams Net interest margin 3.31% >3.50% Improve funding mix Focus on risk-adjusted returns Net Interest Margin (TE) TE = Taxable equivalent 2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 Net Interest Income 689 692 716 722 726 726 744 700 706 712 750 738 738 684 664 595 591 613 637 632 623 647 635 NII Adjustments 34 838 18 0 15 738.4 738 684 642 595 591 613 637 Net Interest Spread 0.0319 0.0309 0.0306 0.0305 0.0296 0.0285 0.0285 0.027 0.0262 0.0252 0.0275 0.0281 0.0288 0.027 0.0245 0.0238 0.023 0.0237 0.0253 0.0271 0.027 0.0293 0.0291 Net Interest Margin 0.0367 0.0363 0.0368 0.0372 0.0368 0.0361 0.0366 0.035 0.0346 0.034 0.0348 0.0329 0.0332 0.0317 0.0287 0.0279 0.0277 0.0287 0.0304 0.0319 0.0317 0.0335 0.0331 $ in millions Continuing Operations Net interest margin Net interest spread Net interest income Highlights Net Interest Margin Trend Average CD Balances and Cost $ in billions 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 Total CDs 28.5 27.52 25.4 23.149 20.8 17.3 15.005 Rate on CDs 0.0372 0.0356 0.0344 0.033 0.0313 0.0282 0.0269 Average rate on CDs Total average CDs Net interest margin up 27 bps compared to 4Q09, down 4 bps from 3Q10 Modest decline in 4Q10 reflects hedge maturities and change in mix of earning assets Benefited from improved funding mix as maturing CDs re-price, move into lower-cost transaction deposits or exited At December 31, 2010, scheduled maturities of CDs are as follows: 2011 $7.6 billion, average cost 1.71% 2012 $3.9 billion, average cost 3.35% >2012 $2.5 billion, average cost 4.30% Weighted average rate for new CDs booked in 4Q10 was 0.32%

KEY Business Model KEY Metrics KEY 4Q10 Targets Action Plans Growing high quality, diverse revenue streams Noninterest income to total revenue 45% >40% Leverage Key's total client solutions and cross-selling capabilities Noninterest Income Areas of Focus Targeting specific high-opportunity client segments in our Corporate Bank - using the balance sheet strategically Leverage investment banking and capital markets opportunities Continue to build out Private Banking platform and Key Investment Services Improve alignment of products and services across organization - business decisions based on highest value to Key Evaluate response to Durbin Amendment in Dodd-Frank for potential offsets to lost revenue Noninterest Income and % of Total Revenue 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 Noninterest Income 706 382 469 450 492 486 526 Noninterest Income / Total Revenue 0.55 0.3894 0.424 0.4158 0.4413 0.4289 0.453 Noninterest income Noninterest Income to total revenue $ in millions

KEY Business Model KEY Metrics KEY 4Q10 Targets Action Plans Creating positive operating leverage Keyvolution cost savings $228 million implemented $300-$375 million Improve efficiency and effectiveness Leverage technology Change cost base to more variable from fixed Noninterest Expense Noninterest Expense and Average FTEs 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 Noninterest Expense 855 901 871 785 769 736 744 Average FTEs 16937 16436 15973 15772 15665 15584 15424 Noninterest expense Average FTEs $ in millions Highlights Implemented $228 million of Keyvolution cost savings through 4Q10 Estimate $300 - $375 million in annual run rate savings by the end of 2012

3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 ROA -0.0162 -0.0094 -0.0026 0.0044 0.0093 0.0153 Pre-Provision Net Revenue (b) $ in millions Return on Average Assets 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 PPNR 142 235 297 346 397 417 Pre-Provision Net Revenue and ROAA (a) KEY Business Model KEY Metrics KEY 4Q10 Targets Action Plans Executing our strategies Return on average assets 1.53% 1.00-1.25% Execute our client insight-driven relationship model Lower credit costs Improved funding mix with lower cost core deposits Keyvolution savings (a) From continuing operations. (b) Net interest income plus taxable-equivalent adjustment and noninterest income less noninterest expense.

4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 Tangible Common Equity 0.0658 0.0685 0.0632 0.0629 0.0595 0.0606 0.0735 0.0758 0.0756 0.0737 0.0765 0.08 0.0819 Capital Raise Total Tangible Common Equity - Peer Median 0.0559 0.0568 0.0575 0.0574 0.0487 0.0518 0.0632 0.0619 0.0608 0.0645 0.0681 0.0711 Peer Median 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 Common 0.0583 0.056 0.0558 0.0562 0.0562 0.0736 0.0764 0.075 0.0751 0.0807 0.0861 0.0931 Convertible 0.0059 0.006 0.0062 0.0065 0.003 0.0032 0.0034 0.0035 0.0036 0.0037 0.0037 TARP 0.0226 0.0239 0.0252 0.0268 0.0282 0.0291 0.0299 0.0307 0.0313 Qualifying capital securities 0.025 0.0235 0.0237 0.0242 0.0256 0.0239 0.0197 0.0209 0.0215 0.022 0.0225 0.0229 Allowance for Loan losses 0.0122 0.0126 0.0126 0.0126 0.0127 0.0129 0.0129 0.013 0.0129 0.0128 0.0127 0.0127 Qualifying LTD 0.0279 0.0261 0.0259 0.0264 0.0269 0.0281 0.0275 0.029 0.0286 0.029 0.0265 0.0268 Total RBC 0.1234 0.1241 0.124 0.1482 0.1518 0.1667 0.1665 0.1695 0.1707 0.178 0.1822 0.1905 Total RBC - Peer Median 0.1136 0.1197 0.1215 0.1448 0.143 0.1508 0.1575 0.154 0.1468 0.1514 0.1561 Qualifying common Convertible preferred Capital purchase program Capital securities Qualifying ALLL/unfunded comm. Qualifying LTD 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 Common 0.0525 0.056 0.0558 0.0562 0.0562 0.0736 0.0764 0.075 0.0751 0.0807 0.0861 0.0931 Capital Raise 0 0 Convertible 0.0066 0.0066 0.0063 0.0068 0.0057 TARP 0.0234 0.0249 0.025 Tangible Equity to Tangible Assets - Key 0.0685 0.056 0.0558 0.0562 0.0562 0.0736 Tarp Tangible Equity to Tangible Assets - Peer Median 0.0568 0.059 0.059 0.0774 0.0795 Tier 1 - Peer Median 0.0287 0.03 0.0327 0.0465 0.0578 0.0714 0.0725 0.071 0.0748 0.0778 0.0802 Tier 1 Common Equity (a) Tangible Common Equity to Tangible Assets Total Risk-Based Capital (a) Tier 1 Risk-Based Capital (a) (a) 12-31-10 ratios are estimated. Capital Ratios 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 Common 0.0583 0.056 0.0558 0.0562 0.0562 0.0736 0.0764 0.075 0.0751 0.0807 0.0861 0.0931 Capital Raise Convertible 0.0059 0.006 0.0062 0.0065 0.003 0.0032 0.0034 0.0035 0.0036 0.0037 0.0037 TARP 0.0226 0.0239 0.0252 0.0268 0.0282 0.0291 0.0299 0.0307 0.0313 Qualifying Securities 0.025 0.0234 0.0237 0.0242 0.0256 0.0239 0.0197 0.0209 0.0215 0.022 0.0225 0.0229 Tier 1 0.0833 0.0853 0.0855 0.1092 0.1122 0.1257 0.1261 0.1275 0.1292 0.1362 0.143 0.151 Tarp Tier 1 - Peer Median 0.0764 0.0822 0.0835 0.106 0.1092 0.1109 0.116 0.1155 0.1141 0.1185 0.1198

Appendix

Pre-Provision Net Revenue Trend TE = taxable equivalent (a) Net interest income plus taxable-equivalent adjustment and noninterest income less noninterest expense. $ in millions Continuing Operations Pre-provision net revenue (a) Net interest income (TE) Noninterest income Noninterest expense 4Q09 1Q10 2Q10 3Q10 4Q10 $235 $(5) $(19) $86 $297 $346 $397 $417 $(9) $42 $16 $24 $33 $40 $(6) $(12) $(8)

9/30 loans Exit port. runoff / paydown Loans charged off Net decrease 12/31 loans 1 51.354 50.963 50.572 50.1 50.107 2 0.391 0 0 3 0.343 0.432 CF&A and Leasing Total Loans Total Consumer Total Commercial Real Estate 4Q10 Loan Activity $51.4 $50.1 $(.3) $ in billions $(.4) $(.6) 9/30 loans Exit port. runoff / paydown Loans charged off Net increase 12/31 loans 1 23.034 22.809 22.676 22.676 22.912 2 0.225 0 0 3 0.092 0.195 $23.0 $22.9 $(.1) $(.2) $.2 9/30 loans Exit port. runoff / paydown Loans charged off Net decrease 12/31 loans 1 12.404 12.304 12.204 11.608 11.608 2 0.1 0 0 3 0.122 0.547 $12.4 $11.6 $(.1) $(.0) $(.7) 9/30 loans Exit port. runoff / paydown Loans charged off Net decrease 12/31 loans 1 15.916 15.777 15.68 15.587 15.587 2 0.139 0 0 3 0.097 0.093 $15.9 $15.6 $(.1) $(.1) $(.1) (a) (a) (a) (a) Numbers may not cross foot due to rounding. (a) Exit portfolio runoff / paydown excludes net charge-offs.

Investment Portfolio Highlights 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 Avg. Securities Available for Sale 8.36 12.154 15.937 16.312 17.285 20.276 21.257 Average Yield 0.0437 0.04 0.0382 0.0373 0.0363 0.0343 0.0327 Average AFS securities Growth in Available for Sale Securities Average yield $ in billions Excess liquidity going into securities available for sale and short-term investments Agency or GSE backed: GNMA, Fannie & Freddie New issuance CMOs, sequentials and PACs New purchase average lives of 2.5 to 3.5 years Weighted-average portfolio maturity at December 31, 2010: 3.0 years Unrealized net gain of $398 million on available- for-sale securities portfolio at 12/31/10

N/M = Not Meaningful (a) Net charge-off amounts are annualized in calculation. (b) 12-31-10 allowance by portfolio is estimated. $ in millions Credit Quality by Portfolio

Fourth Quarter 2010 Third Quarter 2010 Commercial Portfolio - Continuing Ops. Average Loans, NCOs and NPLs $ in millions

$ in millions (a) Nonresidential land and development loans. N/M = Not Meaningful Commercial Real Estate Loans December 31, 2010 (a)

$ in millions (a) Nonresidential land and development loans. (a) Commercial Real Estate (a)

$ in millions, except average loan size (a) Average LTVs are at origination. Current average LTVs for Key Community Bank total home equity loans and lines is approximately 76%, which compares to 75% at the end of the third quarter of 2010. Home Equity Loans December 31, 2010 (a)

(a) Includes the business aviation, commercial vehicle, office products, construction and industrial leases, Canadian lease financing portfolios and all remaining balances related to lease in, lease out; sale in, sale out; service contract leases; and qualified technological equipment leases. (b) Includes loans in Key's education loan securitization trusts consolidated upon the adoption of new consolidation accounting guidance on January 1, 2010. Exit Loan Portfolio $ in millions

Credit Quality Trends Quarterly change in criticized assets (a) Delinquencies to period-end total loans 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 30 - 89 Day % 0.014927407 0.010743022 0.011673193 0.016884342 0.018746125 0.016097161 0.017222806 0.015882968 0.011420314 0.011435595 0.012900417 0.009505319 90+ Day % 0.003611772 0.004734788 0.004222169 0.005671193 0.006220191 0.008224649 0.006032238 0.005637825 0.007767317 0.004505662 0.002961795 0.004768096 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 % Change 0.415 -0.084 0.169 0.413 0.35 0.028 -0.019 -0.078 0 -0.127 -0.141 -0.164 30 - 89 days delinquent 90+ days delinquent (a) Loans and leases outstanding. 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10

Continuing Operations Net Charge-offs to Average Loans

Continuing Operations Nonperforming Loans to Period-end Loans